Exhibit 32.2
                           SECTION 1350 CERTIFICATION

I, Robert J. Birnbach, Chief Financial Officer of DualStar Technologies Corporation (the "Company"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Annual Report on Form 10-K of the Company for the period ending June 30, 2004 (the "Annual Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   November 11, 2004


                             By: /s/ Robert Birnbach
                                 -------------------
                                     Robert Birnbach
                                     Chief Financial Officer of
                                     DualStar Technologies Corporation